UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 30, 2021

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
                                                         ☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Selective Insurance Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 28, 2021. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 24, 2021.

1.    The Company’s stockholders elected, by a majority of the votes cast, each of the seventeen nominees to the Board of Directors for a term of one-year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ainar D. Aijala, Jr.	50,256,033	313,624	35,804	3,983,837
Lisa Rojas Bacus	50,202,858	370,683	31,920	3,983,837
John C. Burville	49,883,073	690,028	32,360	3,983,837
Terrence W. Cavanaugh	50,354,897	217,250	33,314	3,983,837
Wole C. Coaxum	50,205,364	368,137	31,960	3,983,837
Robert Kelly Doherty	50,369,715	204,198	31,548	3,983,837
John J. Marchioni	50,074,600	498,832	32,029	3,983,837
Thomas A. McCarthy	50,374,024	199,979	31,458	3,983,837
Stephen C. Mills	50,147,095	426,801	31,565	3,983,837
H. Elizabeth Mitchell	49,460,263	1,113,632	31,566	3,983,837
Michael J. Morrissey	48,827,132	1,746,150	32,179	3,983,837
Gregory E. Murphy	49,866,105	708,398	30,958	3,983,837
Cynthia S. Nicholson	48,358,139	2,215,535	31,787	3,983,837
William M. Rue	49,917,230	658,564	29,667	3,983,837
John S. Scheid	50,228,783	345,209	31,469	3,983,837
J. Brian Thebault	47,667,384	2,908,490	29,587	3,983,837
Philip H. Urban	49,308,939	1,265,094	31,428	3,983,837

2.    The Company’s stockholders voted to approve, on an advisory basis, the 2020 compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, as follows:

For	Against	Abstain	Broker Non-Votes
50,079,927	357,052	168,482	3,983,837

3.    The Company’s stockholders voted to approve the Amended and Restated Selective Insurance Group, Inc. Employee Stock Purchase Plan (2021), as follows:

For	Against	Abstain	Broker Non-Votes
50,453,208	103,210	49,043	3,983,837

4.    The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

For	Against	Abstain
53,778,554	734,897	75,847

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	April 30, 2021	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel